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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       October 23, 1996
                                                  -------------------------



                             CAYENNE SOFTWARE, INC.
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             (Exact name of registrant as specified in its charter)


       Massachusetts                  0-19682                    04-2784044
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(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)


8 New England Executive Park, Burlington, MA                        01803
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  (Address of principal executive officers)                      (Zip Code)


Registrant's telephone number, including area code     (617) 273-9003
                                                    ---------------------



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ITEM 8.  CHANGE IN FISCAL YEAR
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     On October 23, 1996, the Board of Directors of Cayenne Software, Inc. (the
"Registrant") voted to approve a change to Registrant's fiscal year from June 30th to December 31st. The Registrant will file a Form 10-K that will cover the transition period from July 1, 1996 through December 31, 1996.







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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Cayenne Software, Inc.



Dated: November 1, 1996         By: /s/ Frederick H. Phillips
                                    --------------------------------------------
                                    Frederick H. Phillips
                                    Vice President, Finance and Administration,
                                    Treasurer and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)










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